UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 20, 2017

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2017, Net Element, Inc. (the “Company”), Maglenta Enterprises Inc. (“Maglenta”) and Champfremont Holding Ltd. (“Champfremont;” together with Maglenta collectively the “Sellers”) entered into the Amendment (the “Amendment”) to the Settlement Agreement effective as of October 21, 2016 (the “Settlement Agreement”). The Amendment was accepted and agreed to by TOT Group Europe, Ltd., ТOT Group Russia LLC, each a subsidiary of the Company.

Pursuant to the Amendment, Section 1 of the Settlement Agreement was amended in its entirety to reflect the new terms under which the Company agreed to pay to the Sellers an aggregate of $1,792,071 (the “Principal Balance”) plus $29,604 in interest in installments pursuant to the payment schedule set forth in Exhibit A to the Amendment. Further, Subsections 2 (a) through (f) of the Settlement Agreement were amended in their entirety to reflect the new amounts and dates of such payments (consistent with the payment schedule set forth in Exhibit A to the Amendment) and to provide for the remedies to the Sellers if any payment is past due for more than 5 business days. Further, Exhibit B, attached to the Settlement Agreement, showing amounts and timing for payments, assuming timely payment of all amounts due, was replaced by Exhibit A attached to the Amendment. The Company already made the initial installment payment to the Sellers in the amount of $800,000.

The foregoing is a summary description of certain terms of the Amendment and, by its nature, is incomplete. Copy of the Amendment (including Exhibit B to the Amendment) is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Amendment (including Exhibit B to the Amendment).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 24, 2017, the Company opted to exchange a tranche in the aggregate amount of $150,000 for 230,875 shares of the Company common stock based on the exchange price of $0.6497 per share for this tranche pursuant to the Master Exchange Agreement (as amended, the “Agreement”) with Crede CG III, Ltd. (“Crede”). The Agreement and its terms were disclosed in our Current Report on Form 8-K filed on May 3, 2016 and our Current Report on Form 8-K filed on March 8, 2017. Such shares of common stock of the Company were issued to Crede under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 3(a)(9) of the Securities Act.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure provided in Item 2.03 of this Report is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment of Settlement Agreement among Net Element, Inc., Maglenta Enterprises Inc. and Champfremont Holding Ltd. (accepted and agreed to by TOT Group Europe, Ltd., TOT Group Russia LLC)*
_________________ *Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2017

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment of Settlement Agreement among Net Element, Inc., Maglenta Enterprises Inc. and Champfremont Holding Ltd. (accepted and agreed to by TOT Group Europe, Ltd., TOT Group Russia LLC)*
_________________ *Filed herewith.

4